1 Investor Presentation April 2023

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, trends in our business, including trends in the market for single-tenant, retail commercial real estate, and macroeconomic conditions, including inflation, rising interest rates and instability in the banking system. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from rising interest rates and instability in macroeconomic conditions. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.

Investment Highlights 3 Source: Company data. Data represents portfolio and balance sheet as of 3/31/2023 unless otherwise noted. 1. Figures represent percentage of ABR unless otherwise noted. 2. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. Investment grade tenancy provides consistent performance through all economic cycles ▪ High-quality tenancy creates bond-like leases with high rent collections during times of disruption ▪ 82.0% of portfolio consisted of investment grade tenants, or tenants with an investment grade profile2 Defensive nature of NETSTREIT portfolio strategy ▪ Focused on recession resilient industries such as necessity, discount, and service-oriented retailers, with e-commerce resistant strategies Healthy portfolio with strong external growth opportunities ▪ Maintained 100% occupancy since IPO ▪ Average quarterly investment activity of $115 million since the beginning of 2020 ▪ Continued focus on acquiring high credit quality tenants located in well populated markets Well positioned balance sheet ▪ 80% fixed rate debt ▪ $402 million of total liquidity (cash on hand + revolver capacity + unsettled forward equity) High-Quality, Diversified, and Defensive Net Lease Retail Portfolio Conservative Capitalization to Support Accretive Growth

3.6% 6.1% 8.1% 13.3% 15.0% 15.2% 18.8% 13.9 9.4 8.3 8.8 9.7 10.4 9.5 EPRT NTST FCPT ADC SRC NNN O Lease Rollover % ('23-'26) WALT 61% 68% 67% 33% 20% 18% 0% ADC NTST FCPT O SRC NNN EPRT 4 Investment Highlights Source: Company Filings as of 3/31/2023. 1. ADC, FCPT, O, NNN, SRC and EPRT as of 12/31/2022. EPRT investment grade concentration assumed to be 0%, although it is not disclosed by the company. Lease Rollover Investment Grade %1 NTST's Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns

Investment Highlights – Portfolio Overview

High-quality, diversified portfolio consisting of 67.1% investment grade tenants across 45 states

Key Portfolio Stats

Investments[1]	488
States	45
Portfolio Square Feet (in millions)	8.8
Tenants	83
Retail Sectors	25
% Occupancy[2]	100%
% Investment Grade Tenants (by ABR)[3]	67.1%
Weighted Average Lease Term Remaining (Years)[4]	9.4
Lease Turnover Through 2026 (by ABR)	6.1%

National Footprint Across Attractive Markets



WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
AK
HI
≥10% ABR
≥5% and <10% ABR
≥3% and <5% ABR
≥1% and <3% ABR
<1% ABR
0% ABR

Top 10 Tenants by % of ABR



CVS Health
BBB
9.2%
Walgreens
BBB
7.9%
DOLLAR GENERAL
BBB
5.8%
HOBBY LOBBY
IG Profile
4.8%
7 ELEVEN
A
4.2%
THE HOME DEPOT
A
4.0%
Speedway
A
3.9%
Advance Auto Parts
Baa2
3.6%
DOLLAR TREE FAMILY DOLLAR
BBB
3.6%
Walmart
AA
3.5%
Investment Grade Rated
Investment Grade Profile5

Sources: Company data. Portfolio data represents portfolio as of 3/31/2023. 1. 52 properties that secure mortgage loans receivable are denoted as individual investments. 2. Excludes 52 investments that secure mortgage loans receivable. 3. Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. 4. Weighted by ABR; excludes lease extension options and 52 investments that secure mortgage loans receivable. 5. Represent investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, Fitch or NAIC.

NETSTREIT
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Convenience Stores: Home Improvement: Dollar Stores: Grocery: Drug Stores & Pharmacies: Investment Highlights - Portfolio Diversification In Defensive Retail Sectors Source: Company data. Portfolio data represents portfolio as of 3/31/2023. All figures represent percentage of portfolio ABR. Note: Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. NETSTREIT offers a national diversified portfolio comprised primarily of recession resilient retail tenants Top Industries 54.1% Necessity 17.1% Discount 13.0% Other 1 17.1% 2 12.2% 3 11.9% 4 9.4% 5 8.9% 15.9% Service 87.0% of ABR Necessity Discount Service 6

$74.2 $150.5 $102.6 $81.2 $88.2 $116.7 $90.1 $150.5 $138.0 $133.1 $131.3 $104.1 $128.6 1Q'20 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 Completed Investments New Quarterly Investments Investment Highlights – Strong External Growth Profile 433 Completed Investments 7 Source: Company data. 1. Includes completed developments and mortgage loans receivable. ($ in millions) Avg. Acquisition Activity per Completed Quarter = $115 million Cumulative Investments Since 20191 Investment Activity: 24 44 30 26 $225 $327 $614 $409 31 35 $497 26 $704 $854 32 $992 37 26 $1,125 $1,257 27 $1,361 24 71 $1,489

NETSTREIT’s Foundation to Building a High-Quality Net Lease Portfolio 8 Established Investment Guideposts 1 Differentiated and Multi- Faceted Acquisition Process 2 Stringent Real Estate & Tenant Underwriting 3 Active Asset Management 4 Strong Balance Sheet & Liquidity 5 Focus on ESG6 Platform Scaled for Growth Provides Strong, Consistent Cash Flow and Performance

Portfolio Strategy / Investment Philosophy

Investment Philosophy	Portfolio Strategy	Current Metrics
Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries[1]	Primarily	87.0%
Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows[1]	>60%	82.0% (67.1% Investment Grade Credit and 14.9% Investment Grade Profile)
Granular Assets in Highly Fragmented, Undercapitalized Market Segment	$1 to $10M Avg. Asset Size	$3.3M Avg. Asset Size
Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth	~10 Year WALT	9.4 Year WALT
Diversification by Industry, Tenant, State[1]	<15% Industry <50% Top 10 Tenants <15% State	17.1% Industry 50.5% Top 10 Tenants 8.0% State
Significant Focus on Fundamental Real Estate Underwriting	Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses	

Source: Company data. Portfolio data represents portfolio as of 3/31/2023. 1. Portfolio statistics by percentage of ABR.

NETSTREIT

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Acquisition Strategy – Bell Curve Investing 10 Inefficiently Priced Assets “Market-Taker” Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets NETSTREIT’s acquisition strategy is to focus on the right side of the bell curve, where assets are inefficiently priced, and risk adjusted returns are higher

Acquisition Execution – Generating Robust Deal Pipelines 11 The team’s extensive experience in the net lease space, combined with industry relationships, provides attractive acquisition opportunities Utilization of a multi-faceted acquisition strategy to deploy capital allows greater flexibility to quickly pivot to opportunities that provide strong risk-adjusted returns Robust Pipeline + Superior Risk Adjusted Returns Experienced Team Experienced team members in acquisitions, credit/ underwriting, and asset management Industry Relationships Strong relationships with tenants, property owners, brokerage networks, lenders, and development partners Flexibility Ability to quickly pivot and adapt to new acquisition strategies in a volatile macro environment Creative Deal Structures Smaller portfolio size and lower acquisition goals allow us to take time to create more accretive deals where peers cannot

Case Study: Speedway Loans 12 Senior Secured Loans Funded: March 2023 • $46.1 million loan (~60% loan-to-value) provided the borrower funding to acquire a 49 property Speedway portfolio • 3-year term • Interest rate: 9.3% • Security Position: 1st lien senior secured with no capital ahead of NETSTREIT’s loan • Yield Maintenance provides protection from refinancing • Speedway is multibillion dollar subsidiary of 7-Eleven, Inc. (S&P Rated: A) Investment Highlights

Stringent Underwriting Process – Three-Part Process

NETSTREIT leverages a disciplined, three-pronged approach to underwriting potential acquisitions which positions the Company to benefit from superior downside protection on its investments

Level of Underwriting Emphasis

A

TENANT CREDIT UNDERWRITING

- Evaluate corporate level financials
- Assess business risks
- Determine ownership/sponsorship
- Rigorous credit underwriting

B

REAL ESTATE VALUATION

- Review underlying key real estate metrics to maximize re-leasing potential
- Location analysis
- Alternative use analysis

C

UNIT-LEVEL PROFITABILITY

- Determine rent coverage (min. 2.0x) and cost variability
- Assess volatility and likelihood of cash flow weakness

NETSTREIT

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Strong Tenant Credit Underwriting – Drives Consistent Revenue Growth

NETSTREIT employs a credit-focused underwriting strategy for all tenants that drives stable revenue and long-term return on investment

	Investment Grade (rated)	Investment Grade Profile (unrated)	Sub-IG (rated) & Sub-IG Profile (unrated)[1]

Description	• Validated financial strength and stability
	• Professional management with standardized operational practices
	• Focus on corporate guarantee credit
	• Lower relative yields
	• Higher competition for deals
		• IG-caliber balance sheets without explicit rating
		• Threshold metrics:
		  • At least $1B in sales
		  • Debt / adjusted EBITDA of less than 2.0x
			• Well-capitalized retailers
			• National footprint with strong brand equity
			• Focus on real estate quality / unit-level profitability
			• Higher relative yields
			• Lower competition for deals

Durability	***Defensive, consistent performance through economic cycles***		• Coverage and credit enhancements required given more susceptible to market disruptions
% Of ABR	67.1%	14.9%	18.0%
	82.0% IG and IG Profile		
Lease Terms (WALT, Rent Bumps, etc.)	Less negotiating leverage	More negotiating leverage	Most negotiating leverage
Representative Tenants	Walgreens, 7-Eleven, Walmart, TJX The TJX Companies, Inc., Kroger, Lowe's, Firestone, Starbucks Coffee, Target, Advance Auto Parts	Ollie's Bargain Outlet "Good Stuff Cheap", Chick-fil-A, Hobby Lobby, Sportsman's Warehouse, Publix, REI	KFC, DaVita, Wendy's, Jack's, Caribou Coffee, Winn-Dixie, Bojangles, Burlington

Source: Company data. Portfolio data represents portfolio as of 3/31/2023. 1. IG stands for investment grade.

NETSTREIT 14

Real Estate Valuation 15 Real Estate closely follows Credit as a top priority: NETSTREIT utilizes a ground-up framework rooted in real estate fundamentals to underpin its valuation and further quantify the upside potential for a transaction Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors

Unit-Level Profitability 16 In assessing unit-level financial performance, NETSTREIT focuses on mission-critical properties with strong rent coverage and higher variability in operating costs Obtain Financial Information Perform Financial Analysis 2 Assess Investment Merits 1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Minimum 2.0x Rent Coverage✓ Higher Cost Variability✓ Ranks in Top Half of Tenant’s Store Portfolio ✓

Active Asset Management 17 NETSTREIT continuously tracks property performance and stratifies the portfolio to achieve consistent cash flows and balanced growth for its investors Source: Company data. Portfolio data represents portfolio as of 3/31/2023. Since inception, the Company has disposed of 72 properties totaling approximately $214 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring IDENTIFY

Fortified Balance Sheet Positively Positions Us for Future Investment Opportunities BALANCE SHEET 18 Liquidity: ▪ $304.0 million of unused revolver capacity ▪ $91.2 million of unsettled forwards ▪ $6.6 million of unrestricted cash ▪ TOTAL LIQUIDITY: $401.8 million Leverage: ▪ 5.1x Net Debt to Adjusted EBITDAre ▪ 4.1x Net Debt to Adjusted EBITDAre after adjusted for unsettled forward equity ▪ 29% Debt to Total Assets Fixed vs Floating Rate Debt: ▪ 80% of debt is fixed rate Source: Company data. Data as of 3/31/2023 unless otherwise noted. $402 million Total Liquidity 4.1x Net Debt/ Adjusted EBITDAre (adjusted for unsettled forward equity) 80% Fixed Rate Debt 5.1x Net Debt/ Adjusted EBITDAre

Corporate Responsibility 19 ▪ Dedication to reducing the Company’s ecological footprint ▪ Endorsement of renewable resources and encouragement of tenants to practice leading sustainability initiatives ▪ New corporate headquarters is LEED v4 O+M: EB Gold Certified ▪ Implementation of energy conservation practices in the office E Environmental Responsibility ▪ Emphasis on creating a culture driven by diversity & inclusion ▪ Commitment to employee well-being & satisfaction in the workplace ▪ Creation of leading employee training and development programs to promote growth S Social Responsibility ▪ Management team & board of directors comprised of members with diverse background of skills, experience, and perspectives ▪ Enactment of ideal board features to enhance the Company’s fiduciary responsibility to shareholders ▪ Rigorous risk management procedures to protect shareholder interests G Corporate Governance Areas of Focus NETSTREIT is committed to fulfilling its responsibility as an outstanding corporate citizen The Company’s mission is to be the leader in the net lease industry by practicing and implementing innovative, impactful Environmental, Social and Governance policies with the highest ethical standards

Corporate Responsibility 20 NETSTREIT aligns its corporate responsibility efforts to support that of the United Nations Sustainable Development Goals (SDGs). Promote health and well-being in our offices. Company provides insurance benefits to our employees and family. Company provides employees with fitness memberships. Ensure inclusive and equitable quality education and promote lifelong learnings opportunities for all. Company provides continuing education for employees and offers paid internship to college students. Ensure women’s full and effective participation and equal opportunities at all levels of decision-making. Over 40% of the board members and employee base are female. Promote sustained, inclusive, full and decent productive employment. Company culture promotes inclusivity and growth. Reduced inequality and empower and promote inclusion of all, irrespective of age, sex, race, religion, or economic status. Company culture promotes and empower inclusivity of all. Company has efforts to recruit in underserved communities.

Environmental Responsibility

Our top tenants have corporate sustainability programs that govern their business operations. 18 of our top 20 tenants in our portfolio have ESG commitments

	ENVIRONMENTAL							SOCIAL			
	GHG/CO2 Emission	Plastic Usage/ Sustainable Packaging	Renewable Energy/Energy Conservation	Water Conservation/ Clean Water	Eco-Friendly Products/ Sustainably/ Ethically Sourced	Waste Reduction/ Recycling	Agriculture/ Deforestration	Community Engagement/ Philanthropy	Diversity, Equity and Inclusion	Responsible Supply Chain	Product Safety & Quality
CVS	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Walgreens	✓	✓	✓		✓	✓		✓	✓	✓	✓
Dollar General	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
7-Eleven	✓	✓	✓	✓				✓	✓		
Home Depot	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	
Speedway								✓			
Advance Auto Parts	✓	✓	✓			✓		✓	✓		
Dollar Tree/ Family Dollar	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Sams/Wal-Mart	✓	✓	✓		✓	✓	✓		✓	✓	✓
Lowe's	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Ahold Delhaize	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓
Best Buy	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓
Big Lots			✓		✓	✓		✓		✓	
Festival Foods		✓	✓			✓		✓			
Floor & Décor	✓				✓				✓	✓	✓
Winn Dixie	✓	✓			✓	✓		✓	✓		
Dick's Sporting Goods	✓	✓						✓	✓	✓	
Tractor Supply	✓		✓		✓			✓	✓	✓	

Source: Company data. Portfolio data represents portfolio as of 3/31/2023. Corporate sustainability programs for each tenant is published on their or their parent entity's website.

NETSTREIT

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Environmental Responsibility – Reducing Interest Costs 22 We can achieve up to 2.5 bps pricing adjustment if we meet certain annual key performance indicators set by our sustainability agent. The KPI is based on the percentages of our portfolio ABR that is derived by tenants who have set targets of reducing GHG with SBTi or have made commitments to set a target at a future date with SBTi. Source: Tenants within our portfolio with Science Base Target initiatives targets or commitments as of March 31, 2023. To showcase our commitment to the reduction of greenhouse gas emissions, we incorporated to our $600 million credit facility, a sustainability-linked loan feature based on the Science Based Targets initiatives (“SBTi”). Tenants SBTi Targets SBTi Commitment Advance Auto Parts, Inc Burlington Best Buy Co., Inc. Bridgestone Corporation CVS Health DaVita Kohl's, Inc. Koninklijke Ahold Delhaize N.V. La-Z-Boy Incorporated Lowe's Companies, Inc. Panera Bread Recreational Equipment, Inc Starbucks Coffee Company Target Corporation The Home Depot The Kroger Co. The Wendy's Company Ulta Beauty, Inc. Walmart Inc. Yum! Brands, Inc.

Social Responsibility – Diversity Strengthens Workforce

Human Capital Management is the Cornerstone of our ESG and Corporate Strategy. We believe in the value of a diverse workforce and inclusive culture.

Workforce Diversity



Female, 47%
Male, 53%
Asian, 10%
Black, 10%
Hispanic, 3%
White, 77%

Benefits

401K Plan
100% company match of up to a 3% contribution, and 50% of up to the next 2%

Leave
Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave

Insurance
Health, dental, and vision insurance costs covered at 90% for employees and 60% for dependents

Paid Time Off
A minimum of twenty-three PTO days

Continuing Education
Reimbursement for certifications, tuition, courses, and seminars for continuing professional education

Paid Holidays
Twelve days of paid holidays

Employee Assistance
24/7 toll-free hotline to access confidential counseling on various physical and mental health needs

Source: Company data.

NETSTREIT
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Corporate Governance 24 Source: Company data. We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors 43% Female Directors 4 Fully Independent Committees

Senior Leadership with Deep Expertise 25 Source: Company data. Seasoned leadership team with significant net lease retail and public company experience Mark Manheimer President, CEO & Director Mr. Manheimer leads the overall strategy, acquisitions, underwriting, and asset management for the company Prior experience includes: • EB Arrow; CIO of the Single-Tenant Net Lease Group • Spirit Realty Capital (NYSE: SRC); EVP, Head of Asset Management from 2012 through 2016 • Member of Investment Committee • Led restructuring and extension of the largest tenant’s master lease, as well as subsequent sales of the assets leased to the tenant • Led due diligence in merger that doubled company size • Cole Real Estate Investments; Head of Sale-Leaseback Acquisitions from 2009 through 2012 • Realty Income Corporation (NYSE: O); Director of Underwriting from 2005 through 2009 Prior experience includes: • Essential Properties Realty Trust, Inc. (NYSE: EPRT); Senior Vice President, Head of Capital Markets • Led the company’s corporate finance, capital raising, and investor relations efforts from its IPO in 2018 • Ladenburg Thalmann & Co; Managing Director • Janney Capital Markets; Vice President, Equity Research • BB&T Capital Markets; Associate Analyst, Equity Research Daniel Donlan CFO & Treasurer Mr. Donlan oversees accounting and reporting, corporate finance, investor relations, and general operations for the company High-Quality Real Estate Portfolio Conservative Capitalization

Key Personnel 26 Source: Company data. 1. First Potomac Realty Trust was publicly traded on the NYSE until October 2017. Experienced team of professionals drive NETSTREIT’s day to day operations Jeff Fuge Senior Vice President, Acquisitions • Joined in December 2019 • Prior experience includes: – Director of Capital Markets at EB Arrow – Senior Vice President at Compass Point Research & Trading – Client Relations Director at Aegis Financial • B.A. in History and minor in Business Administration from the College of Charleston; M.B.A. from George Washington University Chad Shafer Senior Vice President, Credit and Underwriting • Joined in May 2020 • Prior experience includes: – Various roles at JPMorgan Chase & Co., most recently as Executive Director – Wholesale Credit Risk – Other roles include Head of Real Estate Banking Portfolio Management, Head of Key Relationship Group – Credit Risk, Commercial Term Lending, and Credit Manager • B.S. in Finance from Butler University Kirk Klatt Senior Vice President, Real Estate • Joined in December 2019 • Prior experience includes: – Chief Acquisitions Officer, Single-Tenant Net-Lease at EB Arrow – Development Services Manager for Duke Realty Corporation (NYSE: DRE) • B.S. in Civil Engineering from Texas Tech University; M.B.A. from University of Texas at Dallas; licensed real estate salesperson in Texas Trish McBratney-Gibbs Senior Vice President and Chief Accounting Officer • Joined in May 2020 • Prior experience includes: – Chief Accounting Officer of American Bath Group – Chief Accounting and Administrative Officer of Mill Creek Residential Trust – Vice President and Controller of CyrusOne (NASDAQ: CONE) • B.S. in Accounting from Oklahoma State University; Certified Public Accountant Randy Haugh Senior Vice President, Finance • Joined in February 2020 • Prior experience includes: – U.S. Real Estate fund management group at The Carlyle Group (NASDAQ:CG) – Vice President of Finance and Director of Finance at First Potomac Realty Trust (NYSE: FPO)1 • B.S. in Economics from University of Virginia Amy An Investor Relations Manager • Joined in December 2019 • Prior experience includes: – Investor Relations Manager at EB Arrow – Investor Relations Associate and Real Estate Analyst at Capview Partners • B.S. in Business Administration from the University of Texas at Dallas – Naveen Jindal School of Management High-Quality Real Estate Portfolio Conservative Capitalization

Board of Directors

In addition to Mr. Manheimer, the Company's board is comprised of six independent directors, each possessing diverse backgrounds in industry, public company and investment experience

Todd Minnis



Chairman of the Board

Background
- EB Arrow, CEO: Commercial real estate developer & owner
- Formerly Cypress Equities Real Estate Investment Management, CIO
- Formerly with The Staubach Company

Matt Troxell, CFA



Independent Director

- Compensation Committee Chair
- Investment Committee Chair
- Audit Committee Member

Background
- Formerly AEW Capital Management, Head of AEW Real Estate Securities
- Formerly Landmark Land Company, VP

Lori Wittman



Non-Independent Director

- Audit Committee Chair
- Nominating & Corporate Governance Committee Member

Background
- Big Rock Partners, CFO
- Global Medical REIT (NYSE: GMRE) Independent Director and Audit Committee Chair
- Formerly Care Capital Properties (NYSE: CCP), CFO
- Formerly Ventas (NYSE: VTR), SVP – Capital Markets & Investor Relations

Robin Zeigler



Independent Director

- Nominating & Corporate Governance Committee Chair
- Compensation Committee Member
- Investment Committee Member

Background
- Mural Real Estate, Founder and CEO
- Formerly Cedar Realty Trust (NYSE: CDR), EVP and COO
- Formerly Federal Realty Investment Trust (NYSE: FRT), COO, Mid-Atlantic

Heidi Everett



Independent Director

- Compensation Committee Member
- Nominating & Corporate Governance Committee Member

Background
- Star Cypress Partners, President and CEO
- Formerly The Wentworth Group and Stafford Family Foundation, Vice President
- Veteran of the United States Air Force

Michael Christodolou



Independent Director

- Audit Committee Member
- Investment Committee Member

Background
- Inwood Capital Management, Manager
- Lindsay Corporation (NYSE: LNN), Director, serves on Audit Committee, and Corporate Governance and Nominating Committee
- Formerly with Bass Brothers / Taylor & Company

Source: Company data.

NETSTREIT

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Definitions 28 ABR means annualized base rent. ABR is annualized contractual base rent in place as of the most recent quarter end for all leases that commenced as of that date, and annualized cash interest on mortgage loans receivable in place as of that date. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investment Grade (rated) represents tenants, or tenants that are subsidiaries of a parent entity with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher. Investment Grade Profile (unrated) represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody’s, Fitch or NAIC. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned. Mortgage loans receivable and properties under development are excluded from the calculation. Sub-investment grade (rated) represents tenants or tenants that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P/Fitch), Ba1 (Moody’s) or NAIC3 (National Association of Insurance Commissioners) or lower.

29 Investor Relations ir@netstreit.com 972-597-4825